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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

                               April 14, 1994
                      (Date of earliest event reported)

                           AMSOUTH BANCORPORATION
           (Exact name of registrant as specified in its charter)

   Delaware                  1-7476                        63-0591257
(State or other              (Commission                   (IRS Employer
jurisdiction of              File Number)                  Identification No.)
incorporation)

                          1400 AmSouth-Sonat Tower
                          Birmingham, Alabama 35203
        (Address, including zip code, of principal executive office)

                                (205)320-7151
                       (Registrant's telephone number,
                            including area code)
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Item 5.  Other Events.

     AmSouth Bancorporation ("AmSouth") is filing this Current Report on Form 8-K to report that it has now received all regulatory approvals required for its acquisition of Fortune Bancorp, Inc. On April 15, 1994, AmSouth issued a press release announcing that the approvals of the Office of Thrift Supervision and the Florida Department of Banking and Finance had been received. The press release is attached as Exhibit 99 and incorporated as a part of this Current Report on Form 8-K. The consummation of the acquisition remains subject to the approval of the shareholders of Fortune and the satisfaction of various closing conditions. The meeting of Fortune shareholders is scheduled for May 12, 1994.
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Item 7. Financial Statements and Exhibits.

        The following exhibit is filed as part of this Current Report on Form
8-K.

        Exhibit No.                                       Exhibit

            99                                       Press Release dated
                                                     April 15, 1994
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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMSOUTH BANCORPORATION

                                        By: /s/ Ricky W. Thomas
                                           -----------------------
                                           Ricky W. Thomas
                                           Senior Vice President and Controller
Date: April 15, 1994
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Exhibit                                       Index to Exhibits

  99                                         Press Release dated
                                             April 15, 1994